UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2026

Valion Bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41052	81-4016391
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1305 E. Houston Street, Building 1, Suite 311
San Antonio, Texas		78205
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 276-6888

          Tivic Health Systems, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VBIO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2026, Melinda Lackey was appointed as General Counsel and Senior Vice President of Legal Affairs of Valion Bio, Inc. (formerly known as Tivic Health Systems, Inc.), a Delaware corporation (the “Company”). Ms. Lackey, age 49, brings over 18 years of legal and corporate experience, and has served in executive and legal leadership roles at biotechnology companies and international law firms. Prior to joining the Company, from November 2021 until August 2025, Ms. Lackey served as Senior Vice President, Legal & Administration of Alaunos Therapeutics, Inc. (NASDAQ: TCRT). From August 2021 to November 2021, she served as Of Counsel at Hogan Lovells. Prior to that, Ms. Lackey served as General Counsel of Kuur Therapeutics, Inc. (f/k/a Cell Medica, Inc.), was a clinical-stage biotechnology company focused on CAR-NKT cellular therapies and later acquired by a global biopharmaceutical public company, from June 2018 to August 2021. Ms. Lackey previously practiced law at Winston & Strawn LLP from March 2008 to June 2018, where she focused on intellectual property strategy and patent litigation. Ms. Lackey earned a Bachelor of Science in microbiology from Texas Tech University in 1998. Ms. Lackey also earned a Master of Science in medical microbiology and immunology from Texas Tech University Health Sciences Center and a Doctor of Jurisprudence from University of Houston Law Center in 2007.

On May 1, 2026, in connection with her appointment as General Counsel and Senior Vice President of Legal Affairs of the Company, the Company and Ms. Lackey entered into an executive employment agreement (the “Employment Agreement”), pursuant to which Ms. Lackey (i) is entitled to receive a base salary of $321,000 per annum (subject to review and adjustment in accordance with the Company’s normal performance review practices); (ii) will be eligible to receive, at the sole discretion of the Company’s Board of Directors (“Board”), an annual end-of-year incentive bonus in an amount up to 35% of her base salary, commencing the year following the start of her employment; and (iii) may be eligible to receive annual focal grants, as determined by the Board or the Compensation Committee of the Board, pursuant to the Company’s Amended and Restated 2021 Equity Incentive Plan.

In addition to the foregoing compensation, on May 1, 2026, Ms. Lackey was granted an option to purchase 45,000 shares of common stock of the Company with an exercise price equal to the fair market value of a share of common stock of the Company on the grant date.

Pursuant to the Employment Agreement, Ms. Lackey’s employment is “at will,” meaning that either she or the Company are entitled to terminate Ms. Lackey’s employment at any time and for any reason, with or without cause. In the event that her employment with the Company is terminated for any reason before December 31 of any given year, she will not be entitled to receive an annual end-of-year bonus. In the event that (i) Ms. Lackey elects to terminate her employment with the Company other than for good reason, (ii) the Company terminates her employment for cause, or (iii) her employment is terminated as a result of her death or disability, then Ms. Lackey will not be entitled to receive any separation benefits. In the event that Ms. Lackey terminates her employment for good reason or the Company terminates her employment without cause, provided that her employment with the Company continues for at least six months after execution of the Employment Agreement, then Ms. Lackey shall be entitled to receive payment equal to her base salary for a period of six months after termination, payable in accordance with the Company’s standard payroll procedures, and the Company shall pay her COBRA coverage for a period of six months after termination.

The foregoing summary of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

There are no arrangements or understandings, other than the employment agreement between the Company and Ms. Lackey described above, pursuant to which Ms. Lackey was appointed and there are no family relationships between Ms. Lackey and any of the Company’s directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer. Ms. Lackey has not engaged in any related-person transactions required to be disclosed by Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

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Item 7.01 Regulation FD Disclosure.

On May 4, 2026, the Company issued a press release announcing Ms. Lackey’s appointment as General Counsel and Senior Vice President of Legal Affairs of the Company, among other things. A copy of that press release is furnished as Exhibit 99.1 of this Current Report and incorporated herein by reference.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Current Report including Exhibit 99.1, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report, including Exhibit 99.1, or hereafter, including in other publicly available documents filed with the Commission, reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1*	Executive Employment Agreement, by and between Valion Bio, Inc. and Melinda Lackey, dated May 1, 2026.
99.1	Press Release, dated May 4, 2026.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

*	Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALION BIO, INC.

Date:	May 4, 2026	By:	/s/ Lisa Wolf
Name: Lisa Wolf Title: Chief Financial Officer

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